Going Concern	12 Months Ended
Dec. 31, 2013
Going Concern [Abstract]
Going Concern

3.Going Concern

During the second and third quarter of 2013, the Company entered into supplemental agreements with its lenders and agreed to certain amendments in the financial covenants and obtained waivers (Note 8). As of December 31, 2013, the Company was in compliance with all of its debt covenants, as amended to give effect to waivers that were granted. Notwithstanding the Company’s compliance as of December 31, 2013, for purposes of preparing financial statements in accordance with U.S. GAAP, for waivers that expire in 2014, the Company is required to assess future compliance with the then applicable loan covenants at measurement dates within twelve months from the date of such financial statements. Current vessel values indicate that the Company may not be able to maintain compliance with the relevant financial covenants upon expiration of the existing waivers, which expire during 2014, and if the Company fails to cure such non-compliance following applicable notice and expiration of applicable cure periods, the Company would be in default. As a result of the cross default provisions included in the loan agreements, actual breaches of covenants could result in defaults under all of the Company’s debt and may result in the lenders accelerating or demanding immediate repayment of such debt. In addition, if the Company fails to comply with its covenants under its loan agreements, it will also be in default under the terms of its interest rate swap agreements. Accordingly, the long-term debt, the associated restricted cash and interest rate swap assets and liabilities previously classified as long term were reclassified as current in the consolidated balance sheet.

Management believes that negotiations with the lenders for the extension of waivers will be successful and that the Company’s lenders will not demand payment of the loans before their scheduled maturity, as a result of covenants breaches. Management expects that the lenders will not demand payment of the loans before their maturity, provided that the Company will remain current with its obligations of paying principal and interest when they become due, which are expected to be settled through cash generated from operating activities and available cash on hand. As the Company believes it will successfully conclude obtaining waivers for the potential covenant breaches or amend several of its loan covenants, the consolidated financial statements as of December 31, 2013 were prepared assuming that the Company will continue as a going concern. Accordingly, the consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern, apart from the current classification of long-term debt, associated restricted cash and interest rate swap assets and liabilities.